SUMMARY PROSPECTUS April 30, 2013

MFS® Technology Portfolio

Service Class

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at insurancefunds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated April 30, 2013, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Service Class	N/A

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you hold shares of the fund.  If the fees and expenses imposed by the insurance company that issued your variable contracts through which the fund is offered were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.46%
Fee Reductions and/or Expense Reimbursements[1]	(0.05)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.41%

1                  Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.25% of the fund’s average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2014.

TKS-SSUM-043013

MFS Technology Portfolio

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the investment vehicle through which an investment in the fund is made were included, your expenses would be higher.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Service Class Shares	$144	$457	$793	$1,742

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. These issuers are in such fields as computer systems and software, networking and telecommunications, internet, business services, and electronics.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies) or the stocks of companies it believes are undervalued compared to their perceived worth (value companies). However, companies that benefit from technological advancements and improvements often are growth companies.

MFS normally invests the fund’s assets primarily in U.S. and foreign equity securities, including emerging market equity securities. MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.

MFS may invest the fund’s assets in companies of any size.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

MFS may enter into short sales.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Growth Company Risk:  The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Technology Concentration Risk:  The fund’s performance will be closely tied to the performance of technology issuers and, as a result, can be more volatile than the performance of more broadly-diversified funds. The price of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.

Short Sale Risk:  A security sold short is closed out at a loss if the price of the security sold short increases between the time of the short sale and closing out the short position. It may not be possible to close out a short position at any particular time or at an acceptable price. Short sales can involve leverage. Investing the proceeds from short sale positions in other securities subjects the fund to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Foreign and Emerging Markets Risk:  Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Currency Risk:  The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Geographic Concentration Risk: The fund’s performance could be closely tied to the market, currency, economic, political,

MFS Technology Portfolio

regulatory, geopolitical, and other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

Non-Diversification Risk:  Because MFS may invest a relatively large percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of diversified funds.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.

The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the investment vehicle through which an investment in the fund is made were included, they would reduce the returns shown.

Service Class Bar Chart.

The total return for the three-month period ended March 31, 2013 was 5.85%. During the period(s) shown in the bar chart, the highest quarterly return was 25.72% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (32.76)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns
(for the Periods Ended December 31, 2012)

Share Class	1 YEAR	5 YEARS	10 YEARS
Service Class Shares	14.26%	3.68%	10.63%
Index Comparisons (Reflects no deduction for fees, expenses or taxes)
Standard & Poor’s 500 Stock Index	16.00%	1.66%	7.10%
Standard & Poor’s North American Technology Sector Index	15.23%	3.54%	9.40%

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Matthew D. Sabel	May 2011	Investment Officer of MFS

Purchase and Sale of Fund Shares

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

Taxes

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.

Payments to Financial Intermediaries

The fund, MFS, and its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary’s or insurance company’s Web site, for more information.